UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

November 21, 2011
(Date of Report (Date of Earliest Event Reported))

United Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Michigan	0-16640	38-2606280
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

2723 South State Street, Ann Arbor,  MI 48104
(Address of principal executive offices)

(517) 423-8373
(Registrant’s telephone number including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
❑

Item 2.02	Results of Operations and Financial Condition

On November 21, 2011, United Bancorp, Inc. issued the press release furnished with this report as Exhibit 99.1, which is here incorporated by reference. This report and the exhibit are furnished to, and not filed with, the Commission.

Item 7.01	Regulation FD Disclosure

On or about November 21, 2011, United Bancorp, Inc. mailed to its shareholders the letter furnished with this report as Exhibit 99.2, which is here incorporated by reference. This report and its exhibits are furnished to, and not filed with, the Commission.

Item 9.01	Financial Statements and Exhibits

(c)           Exhibits

99.1	Press Release dated November 21, 2011

99.2	Letter to Shareholders dated November 21, 2011

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Bancorp, Inc. (Registrant)
By:

Date: November 21, 2011	/s/ Randal J. Rabe
Randal J. Rabe Executive Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit Number	Document
99.1	Press Release dated November 21, 2011.
99.2	Letter to shareholders dated November 21, 2011.